**THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").**

**NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.**

# CONVERTIBLE PROMISSORY NOTE:

**Date of Issuance:**

$800,000 US Dollar August 23, 2013

FOR VALUE RECEIVED, Okana Ventures, Inc., 101 Convention Center Dr. Ste 700, Las Vegas, Nevada, NV89109 (hereinafter called **"Borrower"**), hereby promises to pay Merus Labs International Inc., having a place of business at 100 Wellington Street West, Suite 2110, Toronto, ON, Canada M5K 1H1 or its permitted transferees pursuant to Section 11 (in each case, a **"Holder"**) the principal sum of eight hundred thousand DOLLARS ($800,000 US) together with zero interest on the decreasing balance thereof from the date of this Note. All references to "$" shall mean the lawful currency of the United States of America.

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings set forth below.

(a) **"Discount Rate"** means ninety-five percent (95%).

(b) **"Common Stock"** means Borrower's common stock currently traded on the OTC BB under the stock symbol "OKNV".

(c) **"Conversion Stock"** means the Common Stock into which the Note or an amount due and payable converts pursuant to the terms set forth herein.

(d) **"Event of Default"** means the occurrence of any of the following: (i) Borrower (A) applies for, petitions or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property; (B) makes a general assignment for the benefit of creditors; (C) commences a voluntary case under the federal bankruptcy laws or the bankruptcy laws of any state (as now or hereafter in effect); (D) is adjudicated bankrupt or insolvent or admits in writing

its inability to pay its debts as they become due; (E) files a petition seeking to take advantage of any other law providing for the relief of debtors; (F) acquiesces in, or fails to have dismissed, within ninety (90) days, any petition filed against it in any involuntary case under such bankruptcy laws; (G) has any proceeding commenced against it for the appointment of a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property unless such proceeding is stayed or dismissed within forty-five (45) days, or if any such appointment is made; (H) has commenced against it any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which is not stayed within thirty (30) days; or (I) takes any action for the purpose or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this part (i); (ii) Borrower breaches this Note or any other agreement between Borrower and Holder including that Asset Purchase Agreement dated ______________; (iii) Borrower's Board of Directors adopts a resolution calling for the dissolution, liquidation or winding-up of Borrower; or (iv) Borrower's undertaking of a Sale Event or Financing.

(e) **"Sale Event"** means any of the following: (i) any acquisition of Borrower by means of merger or other form of corporate reorganization in which the stockholders of Borrower immediately prior to such event do not directly or indirectly hold a majority of the outstanding shares or interest in the surviving corporation or entity and in which outstanding shares of Borrower are exchanged for securities or other consideration issued (or caused to be issued) by the acquiring entity or its subsidiary (other than a mere reincorporation transaction), or any transaction or series of related transactions to which Borrower is a party in which in excess of fifty percent (50%) of voting power in Borrower is transferred; (ii) any sale or other disposition (or series of related sales or dispositions) of the outstanding stock of Borrower in which stockholders immediately prior to such event do not directly or indirectly hold a majority of the outstanding stock of Borrower immediately after such event; or (iii) any sale, license, lease or disposition of all or substantially all of the assets of Borrower.

(f) **"Financing"** means any equity security financing or debt financing for an amount greater than $2,000,000, in each case, for the account of Borrower.

(g) **"Securities Act"** means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(h) **"20 Day Volume Weighted Average Price"** means the average for the twenty (20) consecutive days prior to that date of non-payment of a Due Date of the average price of the Common Stock calculated by adding up the dollars traded for every transaction (price multiplied by number of shares traded) and then dividing by the total shares traded for the day.

2. Payment. All payments shall be made in lawful currency of the United States of America by wire transfer to such account as Holder may identify to the Borrower. Borrower may prepay the principal or portions thereof at any time without penalty. Any prepayment will be first applied to any principal due and payable.

3. Payment Terms. The principal shall be due and payable by the Borrower in four (4) payments of $200,000 each in quarterly installments beginning March 1, 2014, and ending December 1, 2014 (each of the payment dates set forth in 3(a)-3(c) are separately **"Due Date"** and collectively **"Due Dates"**). To be clear, the installment due dates for Section 2(c) are March 1, 2014, June 1, 2014, September 1, 2014, and December 1, 2014. The December 1, 2014 Due Date shall also be the Maturity Date. Any remaining unpaid balance of the Note shall be due in full on the Maturity Date.

4. Acceleration. Holder shall have the right to accelerate the loan upon the occurrence of an Event of Default or Sale Event, at the option of the Holder of this Note, and on such acceleration, all remaining sums of principal of this Note, including reasonable legal or collection fees and costs, shall be immediately due and payable in full without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.

5. Conversion. If Borrower fails to make a payment required by the terms of the Note set forth in Section 3, the date on which such payment is due, Holder has the right and option of converting only that amount due and payable of the principal sum into Common Stock at a price per share equal to the 20 Day Volume Weighted Average Price multiplied by the Discount Rate.

6. Mechanics of Conversion.

(a) To convert any amount due and payable, Holder shall give Borrower Notice that includes the requested conversion date. Upon conversion of any amount due and payable, Holder shall duly complete, execute and deliver to Borrower an investment representation letter in a form reasonably satisfactory to Borrower that the issuance of Conversion Stock upon conversion hereof is exempt from the registration requirements of the Securities Act and all applicable U.S. state securities laws. Thereupon, there shall be issued and delivered to such Holder one or more certificates or other evidence of stock ownership representing the Conversion Stock into which an amount due and payable was converted.

(b) No fractional share or interest of Conversion Stock, or scrip representing fractional shares or interests, shall be issued upon conversion of any amount due and payable. Instead of any fractional shares or interest of Conversion Stock, as the case may be, which would otherwise be issuable upon conversion of the amount due and payable, Borrower shall pay to Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the price at which such amount due and payable converts.

7. Piggyback Right.

(a) Piggyback Right. If the Borrower at any time proposes to file a registration statement, whether for its own account or for the account of other security holders or both, on each such occasion it shall give written notice (the "**Piggyback Notice**") to Holder of its intention to do so not less than 30 days prior to the initial filing. Upon the written request of Holder, received by the Borrower within 15 days after the date of the Piggyback Notice, the Borrower shall use its best efforts to cause all or any portion of the Conversion Stock requested to be registered and/or qualified by Holder to be included in the registration statement proposed to be filed by the Borrower, all to the extent necessary to permit the sale or other disposition by Holder of such Conversion Stock.

(b) Underwritten Public Offerings. In the event that any registration and/or qualification pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of Common Stock, the Borrower shall so advise Holder as part of the Piggyback Notice given pursuant to Section 7. In such event, the right of Holder to include its Conversion Stock in the registration statement pursuant to this Section 7 shall be conditioned upon such Holder's participation in such underwriting on the terms provided herein. Holder shall (together with the Borrower and any officers, directors, or other security holders distributing their securities through such underwriting), enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Borrower. The number of Conversion Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall deliver written notice to Holder that such inclusion would adversely affect the number, marketing or the price of the securities to be sold by the Borrower therein; provided that no Conversion Stock requested to

be registered or qualified under this Section 7 will be excluded from such underwriting, registration and/or qualification unless all other securities (other than Common Stock to be issued and sold for the account of the Borrower) are first excluded and provided further that in no event shall the number of Conversion Stock be reduced to below 33% of the total number of securities to be included in such registration and/or qualification and underwriting.

(c) Withdrawal, etc. Notwithstanding the foregoing provisions, the Borrower may withdraw any registration statement referred to in this Section 7 without incurring any liability to Holder. Holder may elect to withdraw from such underwriting by written notice to the Borrower and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement, without thereby incurring any liability to the Borrower. Any Conversion Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration and/or qualification.

8. Representations and Warranties of Borrower.

Borrower represents and warrants to Holder as follows:

(a) Organization and Corporate Power. Borrower is a corporation duly organized, validly existing and in good standing under all applicable law. Borrower has all required corporate power and authority to own its properties and assets, to carry on its business as presently conducted, to enter into and perform this Note to which it is a party and to carry out the transactions contemplated hereby and thereby. Borrower is duly licensed, qualified or registered to do business as a foreign corporation in each jurisdiction wherein the character of its property, or the nature of the activities presently conducted by it, makes such qualification necessary, except where the failure to be so licensed, qualified or registered would not have, or be reasonably likely to have, a material adverse effect on the assets, liabilities, condition (financial or other), business, results of operations or prospects of Borrower (a "**Material Adverse Effect**"). Borrower is not in violation of any term or provision of its charter or bylaws, each as in effect as of this date, true and correct copies of which have been made available to Holder.

(b) Authorization and Non-Contravention. This Note is a valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors' rights generally. The execution, delivery, issuance and performance of this Note have been duly authorized by all necessary corporate or other action of Borrower. The execution, delivery and issuance of this Note and the performance of any transactions contemplated by this Note will not: (i) violate or result in a violation of, conflict with or result in a violation of or default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which Borrower is a party or by which it or its assets are bound, or any provision of the charter or bylaws, or cause the creation of any liens, claims, options, charges, pledges, security interests, deeds of trust, voting agreements (except as provided herein), voting trusts, encumbrances, rights or restrictions of any nature upon any of the assets of Borrower, except for those which would not have, or be reasonably likely to have, a Material Adverse Effect; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Borrower, except for those which would not have, or be reasonably likely to have, a Material Adverse Effect; (iii) require from Borrower any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party, except for notice filings pursuant to Regulation D of the Securities Act and applicable state securities laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which Borrower is a party or by which it is bound.

(c) Validity of Stock. The Conversion Stock will, upon issue and delivery, be validly issued as fully paid and non-assessable.

(d) Public Filings. The Borrower has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the applicable securities regulatory authorities (the "**Disclosure Documents**"). As of the time the Disclosure Documents were filed with the applicable securities regulators and on EDGAR (or, if amended or superseded by a filing prior to the date of this Note, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Financial Statements. The financial statements of the Borrower contained in the Disclosure Documents: (i) complied as to form in all material respects with the published rules and regulations under the applicable securities laws; (ii) were reported in accordance with US generally accepted accounting principles; and (iii) present fairly the financial position of the Borrower as of the respective dates thereof and the results of operations of the Issuer for the periods covered thereby.

(f) Other Facts. There is no fact required to be disclosed pursuant to the 1934 Act regarding the affairs of the Borrower that has not been generally disclosed to the public.

(g) Enforceability. This Note constitutes a binding and enforceable obligation of the Borrower, enforceable in accordance with its terms.

9. Representations and Warranties of Holder.

Holder represents and warrants to Borrower as follows:

(a) Borrower has made available to Holder all documents pertaining to Holder's investment in the Note requested by Holder and given Holder an opportunity to discuss the terms and conditions of this investment with the officers of Borrower responsible for the conduct of its business. Borrower has provided Holder with adequate answers to and information regarding any questions Holder has asked or information Holder has requested regarding Borrower and this investment.

(b) Holder has such knowledge and experience in financial and business matters that Holder is capable of evaluating the merits and risks of this investment.

(c) Notice.

Notices or other communications required or permitted hereunder shall be deemed to have been sufficiently given (a) four (4) Business Days following deposit in the mails if sent by registered or certified mail, postage prepaid; (b) when sent, if sent by facsimile transmission; (c) when delivered, if delivered personally to the intended recipient; and (d) one (1) Business Day following deposit with an overnight courier service, in each case addressed as follows:

to Borrower:

Okana Ventures, Inc.
101 Convention Center Dr. Ste 700

Las Vegas, Nevada, NV89109
Attention: Mr. Richard Azani, PhD

to Holder:

Merus Labs International Inc.
Suite 2110, PO Box 151
Toronto, ON, Canada M5K 1H1
Attention: Mr. Andrew Patient, CFO

10. Waiver.

Any provision of this Note may be amended or waived if, and only if, such amendment or waiver is in writing and signed (a) in the case of an amendment, by Borrower and Holder and (b) in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. Assignment.

Holder may assign any of its rights or obligations under this Note without the prior written consent of the Borrower.

12. Governing Law.

The interpretation and construction of this Note, and all matters relating hereto, shall be governed by the Laws of the State of New York, without regard to the choice of Law principles thereof.

13. Severability.

The provisions of this Note shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any term or other provision of this Note, or the application thereof to any Party or any circumstance, is invalid, illegal or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected by such invalidity, illegality or unenforceability, nor shall such invalidity, illegality or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

IN WITNESS WHEREOF, this Convertible Promissory Note is executed and delivered as of the day and year first above written.

Okana Ventures, Inc.

By: ______________________
Name: Richard Azani
Title: President

**HOLDER:**

Merus Labs International Inc.

By: ________________________
Name: Elie Farah
Title: CEO.

ASSIGNMENT

[ONLY COMPLETE THE FOLLOWING INFORMATION TO ASSIGN PAYMENT TO A NEW PARTY]

For value received, the above Note is assigned and transferred to

______________________________________________, ("Assignee") of

______________________________________________ (City, State/Province),

__________________________ (Country)

Dated: ______________________________

By: ______________________________
Merus Labs International Inc.